Exhibit 10.7
Amendment 2009-1
Dole Food Company, Inc. Excess Savings Plan
(Amended and Restated Effective as of January 1, 2009)
     This amendment to the Dole Food Company, Inc. Excess Savings Plan, as last amended and completely restated, effective as of January 1, 2009 (the “Plan”), as described below, is intended to reduce the rate of Matching Credits under the Plan for Matching Credits made with respect to Deferral Credits made from and Plan Compensation paid on and after July 1, 2009, and before July 1, 2010, to correspond to changes made to the rate of matching contributions under the 401(k) Plan for Salaried Employees of Dole Food Company, Inc. and Participating Divisions and Subsidiaries.
     The changes in this amendment are effective July 1, 2009.
1.	The first sentence of Section 5.2(a) is amended as follows:
“Except for the Plan Year beginning January 1, 2009, and the Plan Year beginning January 1, 2010, Matching Credits for each Plan Year shall be determined under this Section 5.2(a). If a Participant is eligible, under Section 5.1(b), to be credited with Matching Credits for a Plan Year, then Matching Credits shall be credited for that Plan Year to the Participant’s Account equal to the amount in Section 5.2(a)(l) minus the amount in Section 5.2(a)(2) where the amounts in Section 5.2(a)(l) and Section 5.2(a)(2) are as follows:”
2.	Section 5.2 is amended by renumbering current Section 5.2(b) to be Section 5.2(d) and adding new Sections 5.2(b) and 5.2(c) to read as follows:
“(b)	Matching Credits for the Plan Year beginning January 1, 2009, shall be determined under this Section 5.2(b). If a Participant is eligible, under Section 5.1(b), to be credited with Matching Credits for the Plan Year beginning January 1, 2009, then Matching Credits shall be credited for that Plan Year to the Participant’s Account equal to the amount in Section 5.2(b)(l) plus the amount in Section 5.2(b)(2).
(1)	The amount in this Section 5.2(b)(l) is equal to the amount in Section 5.2(b)(1)(A) minus the amount in 5.2(b)(1)(B) where the amounts in Section 5.2(b)(1)(A) and Section 5.2(b)(1)(B) are as follows:
(A)	The amount in this Section 5.2(b)(1)(A) is equal to 100 percent of the amount of the First Half of 2009 Matched Deferrals. For purposes of this Section 5.2(b)(1)(A), the amount of the “First Half of 2009 Matched Deferrals” equals the sum of the amounts in Section 5.2(b)(1)(A)(i), Section 5.2(b)(1)(A)(ii) and Section 5.2(b)(1)(A)(iii) that are contributed with respect to elective deferrals deducted from compensation otherwise payable during the period January 1 to June 30, 2009, but only to the extent that this sum does not exceed 6 percent of the Participant’s Plan Compensation for that period. The amounts in Section 5.2(b)(1)(A)(i)-(iii) are as follows:
(i)	The total of the Salaried 401(k) Plan Pre-Tax Contributions that the Participant makes to the Salaried 401(k) Plan with respect to compensation otherwise payable during the period January 1 to June 30, 2009. However, Salaried 401(k) Plan Catch-Up Contributions are not taken into account in this Section 5.2(b)(1)(A).

(ii)	The total of the Base Pay Deferral Credits that were credited to the Participant with respect to Base Pay otherwise payable during the period January 1 to June 30, 2009.

(iii)	The total of the Bonus Deferral Credits that were credited to the Participant with respect to any Bonus otherwise payable during the period January 1 to June 30, 2009, even if the Deferral Election with respect to that Bonus was made in a prior period.
(B)	The amount in this Section 5.2(b)(1)(B) is equal to the amount of the Salaried 401(k) Plan Matching Contributions allocated to the Participant on account of elective deferrals made with respect to compensation otherwise payable during the period January 1 to June 30,2009.

(2)	The amount in this Section 5.2(b)(2) is equal to the amount in Section 5.2(b)(2)(A) minus the amount in 5.2(b)(2)(B) where the amounts in Section 5.2(b)(1)(A) and Section 5.2(b)(2)(B) are as follows:
(A)	The amount in this Section 5.2(b)(2)(A) is equal to 50 percent of the amount of the Second Half of 2009 Matched Deferrals. For purposes of this Section 5.2(b)(2)(A), the amount of the “Second Half of 2009 Matched Deferrals” equals the sum of the amounts in Section 5.2(b)(2)(A)(i), Section 5.2(b)(2)(A)(ii) and Section 5.2(b)(2)(A)(iii) that are contributed with respect to elective deferrals deducted from compensation otherwise payable during the period July 1 to December 31, 2009, but only to the extent that this sum does not exceed 6 percent of the Participant’s Plan Compensation for that period. The amounts in Section 5.2(b)(2)(A)(i)-(iii) are as follows:
(i)	The total of the Salaried 401(k) Plan Pre-Tax Contributions that the Participant makes to the Salaried 401(k) Plan with respect to compensation otherwise payable during the period July 1 to December 31, 2009. However, Salaried 401(k) Plan Catch-Up Contributions are not taken into account in this Section 5.2(b)(2)(A).

(ii)	The total of the Base Pay Deferral Credits that were credited to the Participant with respect to Base Pay otherwise payable during the period July 1 to December 31,2009.

(iii)	The total of the Bonus Deferral Credits that were credited to the Participant with respect to any Bonus otherwise payable in the period July 1 to December 31, 2009, even if the Deferral Election with respect to that Bonus was made in a prior period.
(B)	The amount in this Section 5.2(b)(2)(B) is equal to the amount of the Salaried 401(k) Plan Matching Contributions allocated to the Participant with respect to elective deferrals made with respect to compensation otherwise payable during the period July 1 to December 31, 2009.

(c)	Matching Credits for the Plan Year beginning January 1, 2010, shall be determined under this Section 5.2(c). If a Participant is eligible under Section 5.1(b) to be credited with Matching Credits for the Plan Year beginning January 1, 2010, then Matching Credits shall be credited for that Plan Year to the Participant’s Account equal to the amount in Section 5.2(c)(l) plus the amount in Section 5.2(c)(2).
(1)	The amount in this Section 5.2(c)(l) is equal to the amount in Section 5.2(c)(1)(A) minus the amount in 5.2(c)(1)(B) where the amounts in Section 5.2(c)(1)(A) and Section 5.2(c)(1)(B) are as follows:
(A)	The amount in this Section 5.2(c)(1)(A) is equal to 50 percent of the amount of the First Half of 2010 Matched Deferrals. For purposes of this Section 5.2(c)(1)(A), the amount of the “First Half of 2010 Matched Deferrals”, equals the sum of the amounts in Section 5.2(c)(1)(A)(i), Section 5.2(c)(1)(A)(ii) and Section 5.2(c)(1)(A)(iii) ) that are contributed with respect to elective deferrals deducted from compensation otherwise payable during the period January 1 to June 30, 2010, but only to the extent that this sum does not exceed 6 percent of the Participant’s Plan Compensation for that period. The amounts in Section 5.2(c)(1)(A)(i)-(iii) are as follows:
(i)	The total of the Salaried 401(k) Plan Pre-Tax Contributions that the Participant makes to the Salaried 401(k) Plan with respect to compensation otherwise payable during the period January 1 to June 30, 2010. However, Salaried 401(k) Plan Catch-Up Contributions are not taken into account in this Section 5.2(c)(1)(A).

(ii)	The total of the Base Pay Deferral Credits that were credited to the Participant with respect to Base Pay otherwise payable during the period January 1 to June 30, 2010.

(iii)	The total of the Bonus Deferral Credits that were credited to the Participant with respect to any Bonus otherwise payable during the period January 1 to June 30, 2010, even if the Deferral Election with respect to that Bonus was made in a prior period.

(B)	The amount in this Section 5.2(c)(1)(B) is equal to the amount of the Salaried 401(k) Plan Matching Contributions allocated to the Participant on account of elective deferrals made with respect to compensation otherwise payable during the period January 1 to June 30, 2010.
(2)	The amount in this Section 5.2(c)(2) is equal to the amount in Section 5.2(c)(2)(A) minus the amount in 5.2(c)(2)(B) where the amounts in Section 5.2(c)( l)(A) and Section 5.2(c)(2)(B) are as follows:
(A)	The amount in this Section 5.2(c)(2)(A) is equal to 100 percent of the amount of the Second Half of 2010 Matched Deferrals. For purposes of this Section 5.2(c)(2)(A), the amount of the “Second Half of 2010 Matched Deferrals” equals the sum of the amounts in Section 5.2(c)(2)(A)(i), Section 5.2(c)(2)(A)(ii) and Section 5.2(c)(2)(A)(iii) that are contributed with respect to elective deferrals deducted from compensation otherwise payable during the period July 1 to December 31, 2010, but only to the extent that this sum does not exceed 6 percent of the Participant’s Plan Compensation for that period. The amounts in Section 5.2(c)(2)(A)(i)-(iii) are as follows:
(i)	The total of the Salaried 401(k) Plan Pre-Tax Contributions that the Participant makes to the Salaried 401(k) Plan with respect to compensation otherwise payable during the period July 1 to December 31, 2010. However, Salaried 401(k) Plan Catch-Up Contributions are not taken into account in this Section 5.2(c)(2)(A).

(ii)	The total of the Base Pay Deferral Credits that were credited to the Participant with respect to Base Pay otherwise payable during the period July 1 to December 31,2010.

(iii)	The total of the Bonus Deferral Credits that were credited to the Participant with respect to any Bonus otherwise payable during the period July 1 to December 31, 2010, even if the Deferral Election with respect to that Bonus was made in a prior period.

(B)	The amount in this Section 5.2(c)(2)(B) is equal to the amount of the Salaried 401(k) Plan Matching Contributions allocated to the Participant on account of elective deferrals made with respect to compensation otherwise payable during the period July 1 to December 31, 2010.
(d)	Any Matching Credits with respect to a Plan Year shall be credited to the Participant’s Account as soon as is practicable after December 31 of that Plan Year and after all information required to compute the amount of the Matching Credits is available.”

3.	Subsection 5.5(c) is amended by adding the following at the end thereof:
“Plan Compensation taken into account under the first sentences of Sections 5.2(b)(1)(A), 5.2(b)(2)(B), 5.2(c)(1)(A), and 5.2(c)(2)(A), respectively, (relating to the percentage caps on Matching Credits) shall include all Plan Compensation for the period stated therein, including Plan Compensation paid after the date on which the Participant ceased to be an Eligible Employee.”
* * * * * * * *
IN WITNESS WHEREOF, the Company has caused this Amendment 2009-1 to be signed on its behalf and attested by its duly authorized officer this 181st day (June 30th) of 2009.

6